UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant	☑

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

InnerWorkings, Inc.

 (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Explanatory Note

This Amendment No. 1 (the “Amendment”) amends the Definitive Proxy Statement (the “Proxy Statement”) filed by InnerWorkings, Inc. (the “Company,” “we” or “us”) with the Securities and Exchange Commission (the “SEC”) on April 18, 2016.

This Amendment is being mailed on or about May 25, 2016 to the Company’s stockholders of record as of April 8, 2016.

I.	NOTICE OF CHANGE OF DATE OF ANNUAL MEETING

The Proxy Statement filed on April 18, 2016 with the SEC in connection with the Company’s Annual Meeting of Stockholders stated that the Annual Meeting would be held on Friday, June 3, 2016, at 11:00 a.m., Central Time, at our corporate headquarters, 600 West Chicago Avenue, Suite 850, Chicago, Illinois 60654.

The Annual Meeting of Stockholders will now be held on Monday, June 6, 2016, at the original time and place designated.

II.	AMENDMENT AND SUPPLEMENTAL TO CERTAIN INFORMATION PRESENT IN THE SECTION ENTITLED, "PROPOSAL 4: APPROVAL OF THE AMENDED AND RESTATED 2006 STOCK INCENTIVE PLAN" OF THE PROXY STATEMENT

This Amendment is also being filed to amend and supplement certain information present in the section entitled, “Proposal 4: Approval of the Amended and Restated 2006 Stock Incentive Plan” beginning on page 10 of the Proxy Statement (“Proposal 4”) and in Appendix B to the Proxy Statement, and the Proxy Statement shall be deemed to be amended to reflect the below information.

Except as amended or supplemented by the information contained herein, all information set forth in the Proxy Statement remains accurate and should be considered in casting your vote in person or by proxy at the Annual Meeting. Capitalized terms used but not otherwise defined in this Amendment have the meanings ascribed to them in the Proxy Statement. To the extent the information herein differs from or updates information contained in the Proxy Statement, the information herein is more current. You may access the Company’s filings through the website maintained by the SEC at http://www.sec.gov.

Revised Proposal 4 and Proxy Disclosure

This Amendment amends the parts of the disclosure in the Proxy Statement identified below.

Proposal 4 of the Proxy Statement relates to the approval of our amended and restated 2006 Stock Incentive Plan (the “Plan”). This Amendment hereby substitutes “1,000,000” for “500,000” in each place in which it appears in Proposal 4 of the Proxy Statement, with respect to the annual individual award limit under the Plan for shares subject to stock options or stock appreciation rights. This change to the Plan has been approved by the Compensation Committee of our Board and is submitted as part of our Plan for stockholder approval, consistent with our intention that certain awards to be granted in 2016 as described in Proposal 4 may satisfy the requirements of “performance-based compensation” under Section 162(m) of the Internal Revenue Code.

Accordingly, the following two changes to the Proxy Statement have been made:

(1) In Proposal 4, the corresponding sentence regarding annual award limits per participant in “Eligibility and Limits on Awards” on page 11 of the Proxy Statement is hereby revised as follows. Deleted text is shown as crossed through, and new text is shown below as underlined:

The aggregate awards that may be granted to any one participant during any one calendar year shall not exceed: (i) ~~500,000~~1,000,000 shares subject to options or stock appreciation rights; (ii) 500,000 shares subject to restricted stock, restricted stock units, performance shares, or any other awards (other than options and stock appreciation rights), which are determined by reference to the value of shares or appreciation in value thereof, to the extent that such awards are intended to be performance-based for purposes of Section 162(m) of the Code; and (iii) $5,000,000 with respect to any cash-based awards, to the extent that such awards are intended to be performance-based for purposes of Section 162(m) of the Code.

(2) Section 4.1(a) of the Plan, attached as Appendix B to the Proxy Statement, is hereby revised as follows. Deleted text is shown as crossed through, and new text is shown below as underlined:

Subject to adjustment as provided below and in Sections 4.2 and 4.3, the maximum number of Shares that may be issued or transferred to Participants under the Plan will be 10,750,000. The maximum number of Shares that may be issued or transferred to Participants as Incentive Stock Options is 1,000,000. Subject to adjustment as provided below and in Sections 4.2 and 4.3, the aggregate Awards that may be granted during any calendar year to any one Participant shall not exceed: (i) ~~500,000~~1,000,000 Shares subject to Options or SARs; (ii) 500,000 Shares subject to Restricted Stock, Restricted Stock Units or Performance Shares (or any other Award, other than an Option or SAR, which is determined by reference to the value of Shares or appreciation in the value of Shares), to the extent that such Awards are intended to satisfy the Performance-Based Exception; and (iii) $5,000,000 with respect to any cash-based Award, to the extent that such Award is intended to satisfy the Performance-Based Exception. Notwithstanding the foregoing, the maximum number of Shares that may be granted during any calendar year to any one Participant who is a non-employee Director under all types of Awards available under the Plan, when taken together with any cash fees paid to such non-employee Director in such calendar year with respect to his or her service as a Director, shall not exceed $400,000 in total value (calculating the value of any such Awards based on the Fair Market Value at the time of grant for financial reporting purposes). All limits described in this Section 4.1(a) are subject to adjustment as provided in Section 4.3.

Proposal No. 4, as modified above, will constitute “Revised Proposal No. 4”, which is listed on your enclosed proxy card.

The changes set forth above are the only changes to the Proxy Statement for the Annual Meeting. Otherwise, the Proxy Statement remains unchanged.

Required Vote for Revised Proposal 4

The affirmative vote of the holders of a majority of the Company’s common stock present at the Annual Meeting in person or by proxy and entitled to vote on Revised Proposal 4 is required to approve Revised Proposal 4 to amend and restate our 2006 Stock Incentive Plan.

If you have already voted your shares by proxy “FOR” approval of the original Proposal 4 as set forth in the Proxy Statement, such vote will be disregarded, and we ask that you submit a new vote “FOR” approval of Revised Proposal 4 as amended by this Amendment. If you have already submitted your proxy, your votes with respect to Proposals 1, 2 and 3, as set forth in the Proxy Statement, are not affected by this Amendment. Your vote “FOR” Revised Proposal 4, as amended by this Amendment, is important. Important information regarding how to vote your shares and revoke proxies already cast is available in this Amendment and in the Proxy Statement.

We have retained Alliance Advisors to assist us in the solicitation of proxies for a fee of $10,000 plus out-of-pocket expenses.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDED AND RESTATED 2006 STOCK INCENTIVE PLAN.

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 6, 2016.

INNERWORKINGS, INC.

Meeting Information

Meeting Type: Annual Meeting
For holders as of: April 8, 2016
Date: June 6, 2016 **Time:** 11:00 AM CDT
Location: 600 West Chicago Avenue
Suite 850
Chicago, Illinois 60654

INNERWORKINGS, INC.
ATTN: WILL ATKINS
600 WEST CHICAGO AVENUE, SUITE 850
CHICAGO, IL 60654

You are receiving this communication because you hold shares in the company named above.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

E11866-P78814

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 27, 2016 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Telephone: To vote now by telephone, call *1-800-690-6903.* Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and follow the instructions.

Vote By Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

E11867-P78814

Voting Items

The Board of Directors recommends you vote FOR the following:

1. Elect eight members of the Board of Directors to serve until the 2017 annual meeting of stockholders or until their respective successors are elected and qualified.

Nominees:	For	Against	Abstain
1A. Jack M Greenberg	☐	☐	☐
1B. Eric D Belcher	☐	☐	☐
1C. Charles K Bobrinskoy	☐	☐	☐
1D. Daniel M Friedberg	☐	☐	☐
1E. David Fisher	☐	☐	☐
1F. J Patrick Gallagher Jr	☐	☐	☐
1G. Julie M Howard	☐	☐	☐
1H. Linda S Wolf	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and Revised Proposal 4.	For	Against	Abstain
2. Ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2016.	☐	☐	☐
3. Reapproval of the material terms of performance-based awards under the Annual Incentive Plan.	☐	☐	☐
4. This proposal is no longer valid for the Annual Meeting. Please vote on Revised Proposal 4 below.			
4R. Approval of the amended and restated 2006 Stock Incentive Plan. *Revised Proposal No. 4, as set forth in Amendment No. 1 to the Definitive Proxy Statement filed with the Securities and Exchange Commission (the "SEC") on May 23, 2016 (the "Proxy Amendment"), amends Proposal No. 4 in the Definitive Proxy Statement as filed with the SEC on April 18, 2016. Please refer to the Proxy Amendment for more detail.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

E11868-P78814

INNERWORKINGS, INC.
Annual Meeting of Shareholders
June 6, 2016 at 11:00 AM Central Time
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Jack M. Greenberg and Ronald C. Provenzano, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of INNERWORKINGS, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of shareholder(s) to be held at 11:00 AM, Central Time, on June 6, 2016, at the Company's Headquarters, 600 West Chicago Avenue, Suite 850, Chicago, Illinois 60654, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

E11869-P78814

Authorized Signatures - This section must be completed for your instructions to be executed.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature 1 - (Please sign on line)

Signature 2 - (Joint Owners)

/ /
Date - (Please print date)